UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

October 18, 2018

Almost Never Films Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-53049	26-1665960
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8605 Santa Monica Blvd #98258

West Hollywood, CA

(Address of principal executive offices)

(213) 296-3005

 (Registrant’s telephone number, including area code)

N/A

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 18, 2018, Damiano Tucci presented the Board of Directors of Almost Never Films, Inc. (the “Company”) with his resignation as Chief Operating Officer of the Company. Mr. Tucci’s decision to resign was not due to any disagreement with the Company. On October 18, 2018, the Board of Directors of the Company accepted Mr. Tucci’s resignation. Accordingly, Damiano Tucci ceased to be the Company’s Chief Operating Officer. Daniel Roth, the Company’s current Chief Creative Officer, accepted the additional position of Chief Operating Officer.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Resignation of officer and director

2

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Almost Never Films Inc.

October 18, 2018	By:	/s/ Danny Chan
Danny Chan
	Title:	CEO

3